UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2015

THE AES CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia		22203
(Address of principal executive offices)		(Zip code)
(703) 522-1315
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2015, Sandra O. Moose and Sven Sandstrom retired from the Board of Directors (the “Board”) of The AES Corporation (the “Company” or “AES”) effective immediately following the Annual Meeting of Stockholders held on April 23, 2015 (the “Annual Meeting”). In connection with their retirement, the Board approved a reduction in the size of the Board to ten directors.

Reapproval of The AES Corporation 2003 Long Term Compensation Plan, As Amended and Restated
On April 23, 2015, the stockholders of the Company reapproved the Company’s 2003 Long Term Compensation Plan (as amended and restated, the “LTC Plan”), which provides for the grant of the following types of awards thereunder to the Company’s employees and directors: options, restricted stock, restricted stock units, performance awards, and other stock-based awards.
The amendments approved by the stockholders to the LTC Plan include the following:

•	An increase in the authorized shares available for issuance under the plan by 7,750,000 shares (for a total of 45,750,000 shares);

•	Removal of liberal share counting to prohibit the add-back of shares withheld for taxes, or not issued pursuant to the net exercise or net settlement of a stock option or stock appreciation right;

•
Clarify the effect of certain employment termination events upon awards granted under the plan and that any rights to dividends or dividend equivalents granted in connection with awards would be subject to the same performance and/or vesting criteria applicable to such awards; and

•
Expanding the list of performance criteria applicable to performance awards granted under the LTC Plan to the following: cash flow (including, without limitation, proportional cash flow); cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation, and amortization or some variation thereof); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record and/or performance; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating income adjusted for management fees and depreciation, and amortization; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives. The Compensation Committee of the Board may determine, at the time the performance goals are established, that certain adjustments will apply, as determined by the committee, to exclude the effect of any of the following events that occur during a performance period: the impairment of tangible or intangible assets; litigation or claim judgments or settlements; the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, business combinations, reorganizations and/or restructuring programs, including, but not limited to, reductions in force and early retirement incentives; currency fluctuations; and any extraordinary, unusual, infrequent or non-recurring items, including, but not limited to, such items described in Management’s Discussion and Analysis of Financial Condition and Results of Operations or the financial statements and notes thereto appearing in the Company’s annual report for the applicable period that may be applicable to awards granted under the Incentive Plan.

Further information regarding the LTC Plan, including the amendments approved by AES’ stockholders, is included in the Company’s 2015 Annual Proxy Statement filed with the Securities and Exchange Commission on March 9, 2015 (the “2015 Proxy Statement”). The above description of the LTC Plan is qualified in its entirety by a copy of the LTC Plan, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Reapproval of The AES Corporation Performance Incentive Plan, As Amended and Restated
On April 23, 2015, the stockholders of AES reapproved the Company’s Performance Incentive Plan (as amended and restated, the “Incentive Plan”), which provides for the grant of cash incentive bonus awards to the Company’s employees. To comply with Section 162(m) of the Internal Revenue Code, the Incentive Plan and the LTC Plan must be reapproved by AES’ stockholders at least once every five years and, as such, both the Incentive Plan and the LTC Plan were submitted to the Company’s stockholders for re-approval at the Annual Meeting for this reason, and among other reasons in the case of the LTC Plan (as described above). There were no material amendments made to the Incentive Plan in connection with stockholder approval of the plan at the Annual Meeting, and specifically the performance goals that may be applicable to awards granted thereunder (and which are described above with the LTC Plan description) were re-approved by AES’ stockholders at the Annual Meeting.
Further information regarding the Incentive Plan is included in the Company’s 2015 Proxy Statement. The above description is qualified in its entirety by a copy of the Incentive Plan, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 23, 2015, the Company held its Annual Meeting in Arlington, Virginia. The results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The election of ten directors to hold office for a one-year term expiring at the annual meeting in 2016 and until their respective successors are elected and qualified:

Director Name	For	Withhold/ Against	Broker Non-Votes	Abstained
Andrés R. Gluski	596,635,555	19,785,881	20,821,577	5,478,905
Charles L. Harrington	615,303,565	1,116,421	20,821,577	5,480,355
Kristina M. Johnson	614,080,455	2,350,706	20,821,577	5,469,179
Tarun Khanna	614,125,995	2,286,821	20,821,577	5,487,525
Holly K. Koeppel	615,090,351	1,331,353	20,821,577	5,478,637
Philip Lader	591,943,207	24,473,825	20,821,577	5,483,308
James H. Miller	614,425,980	1,998,330	20,821,577	5,476,031
John B. Morse, Jr.	615,173,298	1,236,647	20,821,577	5,490,396
Moisés Naím	613,831,803	2,582,514	20,821,577	5,486,024
Charles O. Rossotti	609,329,437	7,095,610	20,821,577	5,475,293

Proposal 2: The re-approval of The AES Corporation Long Term Compensation Plan, As Amended and Restated.

For:	595,094,213
Against:	24,921,913
Abstained:	1,884,215
Broker Non-Votes:	20,821,577

Proposal 3: The re-approval of The AES Corporation Performance Incentive Plan, As Amended and Restated.

For:	610,046,009
Against:	9,988,645
Abstained:	1,865,687
Broker Non-Votes:	20,821,577

Proposal 4: The ratification of Ernst & Young LLP as AES’ Independent Registered Public Accounting Firm for the year 2015.

For:	637,114,970
Against:	3,804,745
Abstained:	1,802,202
Broker Non-Votes:	0
Proposal 5: The consideration of a nonbinding advisory vote on executive compensation.

For:	601,249,980
Against:	15,086,094
Abstained:	5,564,267
Broker Non-Votes:	20,821,577

Proposal 6: The consideration of a nonbinding, advisory Company proposal to allow Stockholders to request special meetings of Stockholders.

For:	436,150,691
Against:	183,888,844
Abstained:	1,860,806
Broker Non-Votes:	20,821,577

Proposal 7: The consideration of a nonbinding, advisory Company proposal to provide proxy access for Stockholder-nominated director candidates.

For:	224,287,122
Against:	395,753,313
Abstained:	1,859,906
Broker Non-Votes:	20,821,577

Proposal 8: The consideration of a nonbinding, advisory Stockholder proposal to allow Stockholders to request special meetings of Stockholders.

For:	226,477,181
Against:	393,037,855
Abstained:	2,385,305
Broker Non-Votes:	20,821,577

Proposal 9    : The consideration of a nonbinding, advisory Stockholder proposal to provide proxy access for Stockholder-nominated director candidates.

For:	411,136,143
Against:	208,374,419
Abstained:	2,389,779
Broker Non-Votes:	20,821,577

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	The AES Corporation 2003 Long Term Compensation Plan, as Amended and Restated
99.2	The AES Corporation Performance Incentive Plan, as Amended and Restated

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION (Registrant)

Date: April 23, 2015	By:	/s/ Brian A. Miller
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	The AES Corporation 2003 Long Term Compensation Plan, as Amended and Restated
99.2	The AES Corporation Performance Incentive Plan, as Amended and Restated